Exhibit 10(ww)

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) THERE IS THEN IN EFFECT A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT COVERING SUCH PROPOSED SALE OR TRANSFER AND SUCH SALE OR TRANSFER IS MADE IN ACCORDANCE WITH SUCH REGISTRATION STATEMENT AND ANY OTHER APPLICABLE STATE SECURITIES LAW, OR (II) MAKER SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO MAKER TO THE EFFECT THAT SUCH SALE OR TRANSFER WILL NOT REQUIRE REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS.

THIS PROMISSORY NOTE SHALL BE SUBJECT IN ALL RESPECTS TO THAT CERTAIN AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL SHARING AGREEMENT DATED AS OF THE DATE HEREOF AMONG MAKER, PAYEE (OR ITS DESIGNATED AGENT) AND CITIZENS BANK OF PENNSYLVANIA, AS AGENT FOR ITSELF AND OTHER LENDERS, PIDC LOCAL DEVELOPMENT CORPORATION AND THE COMMONWEALTH OF PENNSYLVANIA ACTING THROUGH THE DEPARTMENT OF COMMUNITY AND ECONOMIC DEVELOPMENT.

PROMISSORY NOTE

$__________	January 14, 2011

FOR VALUE RECEIVED, TASTY BAKING COMPANY, a Pennsylvania corporation (“Maker”), hereby promises to pay to ____________ (“Payee”), the principal sum of __________________ and 00/100 DOLLARS ($_________), together with interest on the outstanding balance hereof at the rate of twelve percent (12%) per annum.

All payments shall be made in lawful money of the United States of America to Payee at ________________, or such other place as Payee may designate in writing.

The entire outstanding balance of principal and interest and other sums or charges hereunder shall be due and payable on the earliest of (a) December 31, 2011, (b) the consummation of a Change of Control (as defined below), (c) any form of financing by Maker in which the proceeds to Maker exceed $20,000,000, or (d) acceleration upon an Event of Default (as defined below). If any payment date shall fall due on a Saturday, Sunday or legal holiday, payment shall be made on the next business day. As used in this Note, a “Change of Control” of Maker shall be deemed to occur upon: (a) the consummation of a sale of all or substantially all of the assets of Maker or the complete liquidation or dissolution of Maker; (b) the acquisition by any person or group of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of fifty percent (50%) or more of the combined voting power of Maker’s outstanding securities then entitled to vote generally in the election of directors; or (c) a reorganization, merger, consolidation, division, or issuance of securities, in each case unless following such transaction (i) not less than sixty percent (60%) of the outstanding equity securities of the corporation resulting from or surviving such transaction and of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the holders of Maker’s common stock immediately prior to such transaction in substantially the same proportions as their ownership immediately prior to such transaction, and (ii) at least a majority of the members of the board of directors of the resulting or surviving corporation were members of the board of directors of Maker immediately prior to such transaction.

This Note is given in connection with certain other Promissory Notes dated the date hereof by Maker to the payees set forth therein (the “Other Payees”), which Promissory Notes are in the same principal amount and for the same duration as this Note (collectively, the “2011 Notes”). The obligations of Maker hereunder shall be pari passu with the obligations of Maker under the 2011 Notes. All payments made hereunder and under the 2011 Notes shall be made pro rata based on the percentage obtained by dividing (a) the outstanding principal amount of this Note by (b) the sum of (i) the outstanding principal amount of this Note plus (ii) the aggregate outstanding principal amount of the 2011 Notes (the amount obtained by such calculation, a “Pro Rata Share”). By acceptance of this Note, Payee agrees that, in the event it receives more than its Pro Rata Share, it will remit any such excess to the Other Payees.

Maker shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part. Any prepayments hereunder shall be applied first to accrued and unpaid interest and then to outstanding amounts of principal on the date such payment is received.

The occurrence of any one or more of the following shall be an “Event of Default” hereunder:

1.           Maker fails to make any payment of interest or principal when due.

2.           Maker becomes insolvent or is declared insolvent by any tribunal or court of competent jurisdiction at any time while Maker’s obligations under the terms of this Note have not yet been satisfied in full.

3.           The filing of a petition in bankruptcy, reorganization or liquidation by or against Maker; the appointment of a trustee or receiver for Maker’s business; or an assignment of Maker’s assets for the benefit of creditors and, with respect to any such involuntary proceeding filed against Maker, such proceeding shall not have been vacated, stayed or dismissed within ninety (90) days of the filing thereof.

4.           Maker adopts a plan of liquidation or takes steps to dissolve or distribute its assets without making provision for payment in full of this Note.

5.           An Event of Default under (and as defined in) that certain Credit Agreement dated as of September 6, 2007, by and among, inter alia, Maker, Citizens Bank of Pennsylvania, as agent, and the other lenders party thereto, as amended, modified, restated and/or supplemented from time to time.

Upon an Event of Default, the entire unpaid principal balance on this Note, together with interest accrued thereon, may, at the option of Payee and without notice to Maker, become immediately due and payable.

Upon an Event of Default, interest hereunder shall accrue at a rate of four percent (4%) per’ annum in excess of the rate otherwise charged hereunder (the “Default Rate”). In no event shall charges constituting interest exceed the rate permitted under any applicable law or regulation.

Maker shall pay on demand any additional monies which are paid, advanced or expended by Payee to enforce this Note, any security agreement securing the obligations of Maker hereunder and/or any collection of amounts due hereunder or thereunder, including, without limitation, reasonable attorney’s fees and costs.

The remedies of Payee provided herein shall be cumulative and concurrent, and may be pursued singly, successively and together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

Maker waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

The words “Payee” and “Maker” whenever occurring herein shall be deemed and construed to include the respective heirs, successors and/or assigns of Payee and Maker. Neither Maker nor Payee shall assign this Note or its obligations hereunder without the prior written consent of the other party.

This Note shall be construed according to and governed by the laws of the Commonwealth of Pennsylvania, without giving effect to conflict of laws principles.

Should any provision of this Note be held to be illegal or unenforceable, the balance of the instrument shall be construed as if the illegal or unenforceable provision were not included.

This Note is executed in connection with a business transaction.

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IN WITNESS WHEREOF, Maker has duly executed this note under seal as of the date and year first above mentioned.

TASTY BAKING COMPANY

By:  ______________________________________
Name:
Title:

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